UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): September 1, 2011

                          CREATIVE LEARNING CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                 000-52883                 20-4456503
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 (State or other jurisdiction  (Commission File No.)     (IRS Employer
   of incorporation)                                      Identification No.)

                            701 Market St., Suite 113
                             St. Augustine, FL 32095
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          (Address of principal executive offices, including Zip Code)

             Registrant's telephone number, including area code: (904) 824-3133
                                                                 --------------

                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

     On September 1, 2011, Ronald Chadwick, PC resigned as the Company's independent registered public accounting firm. The reports of Chadwick regarding the Company's financial statements for the fiscal years ended September 30, 2010 or 2009 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended September 30, 2010 or 2009, and during the period from September 30, 2010 through September 1, 2011, the date of resignation, there were no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Chadwick would have caused it to make reference to such disagreement in its reports.

     The Company provided Chadwick with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Chadwick furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Chadwick is filed as an exhibit to this report.

     On September 14, 2011, the Company engaged Borgers & Cutler, CPA's as its independent registered public accounting firm. Prior to engaging Borgers & Cutler, the Company did not consult with Borgers & Cutler regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Borgers & Cutler on the Company's financial statements, and Borgers & Cutler did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.


Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

16         Letter regarding change in certifying accountant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 11, 2011.

                                 CREATIVE LEARNING CORPORATION.



                                 By:  /s/ Brian Pappas
                                      ----------------------------------------
                                      Brian Pappas, President

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